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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 October 5, 2000


                           NORTEL NETWORKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






        CANADA                          1-7260                  Not Applicable
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)






8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                L6T 5P6
-----------------------------------------------------                ----------

    (address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 5, 2000 (the "Closing Date"), the Registrant completed its acquisition of Alteon WebSystems, Inc. ("Alteon") through the merger (the "Merger") of a wholly-owned subsidiary of the Registrant, Darius Corp. ("Sub"), with and into Alteon, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 28, 2000, among the Registrant, Sub and Alteon.

                  Under the terms of the Merger Agreement, Alteon shareholders received the right to receive 1.83148 common shares of the Registrant for each share held of Alteon common stock (plus cash in lieu of fractional shares). As of the Closing Date, former Alteon shareholders own approximately 82,000,000 common shares of the Registrant. In addition, holders of former Alteon stock options are collectively entitled to receive up to approximately 29,000,000 additional shares of the Registrant upon the exercise of such stock options from time to time in accordance with the terms and conditions thereof.

                  Further information about this transaction, including the full text of the Merger Agreement, is available in the Registrant's Registration Statement on Form S-4 dated August 25, 2000.

                  A copy of the press release announcing the consummation of the Merger on the Closing Date is attached hereto as Exhibit 99.1 and such press release is hereby incorporated in its entirety by reference.


ITEM 7.         FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                  (a)      Financial Statements.

                           No financial statements of Alteon are included in this Form 8-K because they were included in the Registrant's Form 8-K/A dated October 20, 2000.

                  (b)      Pro-Forma Financial Information.

                           No pro-forma financial statements are included in this Form 8-K because they were included in the Registrant's Form 8-K dated August 15, 2000 and Form 8-K/A dated August 25, 2000.

                  (c)      Exhibits.

                           99.1    Press release dated October 5, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTEL NETWORKS CORPORATION



                                               By:    /s/ Deborah J. Noble
                                                      ------------------------
                                                      Deborah J. Noble
                                                      Corporate Secretary



                                               By:    /s/ Blair F. Morrison
                                                      ------------------------
                                                      Blair F. Morrison
                                                      Assistant Secretary


Dated:  October 20, 2000


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                                  EXHIBIT INDEX



99.1     Press Release dated October 5, 2000


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